John Hancock Investment Trust

Supplement dated June 23, 2016 to the current prospectus

John Hancock Seaport Fund (the fund)

Effective June 23, 2016, Keith E. White has been named as a portfolio manager to the fund. Messrs. Nicholas C. Adams, Steven C. Angeli, CFA, John F. Averill, CFA, Michael T. Carmen, CFA, Robert L. Deresiewicz, Bruce L. Glazer, Andrew R. Heiskell, Mark T. Lynch and Kirk J. Mayer, CFA, and Mses. Jennifer N. Berg, CFA, Ann C. Gallo, and Jean M. Hynes, CFA, will continue as leaders of the fund’s investment management team.

Accordingly, the following information is added under the heading “Portfolio management” in the “Fund summary” section:

Keith E. White
Managing Director and Equity Portfolio Manager

Managed the fund since 2016

The following information is added under the heading “Who’s who - Subadvisor” in the “Fund details” section:

Keith E. White

•	Managing Director and Equity Portfolio Manager
•	Managed the fund since 2016
•	Joined Wellington Management as an investment professional in 2007

You should read this Supplement in conjunction with the prospectus and retain it for future reference.